SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (section) 1350, and accompanies the report on Form N-CSR for the fiscal year ended October 31, 2009 of the BBH Trust (the “Registrant”).

Pursuant to 18 U.S.C.ss. 1350, the undersigned officers of the Registrant, hereby  certify, to the best of our knowledge, that the Registrant's Report on Form N-CSR for the period ended October 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the
Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

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                                 John A. Gehret
                      President - Principal Executive Officer

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                               Charles H. Schreiber
                       Treasurer - Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C.ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.